Exhibit 99

Silicon Labs Accelerates Revenue Growth in First Quarter 2022

IoT Leader Demonstrates Strength Across Both Industrial & Commercial and Home & Life Business Units

AUSTIN, Texas – April 27, 2022 – Silicon Labs (NASDAQ: SLAB), a leader in secure, intelligent wireless technology for a more connected world, reported strong financial results for the first quarter, which ended April 2, 2022. Revenue exceeded the top end of the guidance range at $234 million, up 12% sequentially and 48% year-on-year.

“We are off to an outstanding start in our first full year as the largest pure-play IoT wireless company. We delivered record revenue in the quarter and great operating results,” said Matt Johnson, President and Chief Executive Officer, Silicon Labs. “Demand for our solutions remains strong, and our design win momentum is accelerating across our wireless portfolio and in both our Industrial & Commercial and Home & Life end markets.”

First Quarter Financial Highlights

●	Revenue increased to $234 million, up 12% sequentially and 48% year-on-year

●	Industrial & Commercial revenue for the quarter was $127 million, up 61% year-on-year

●	Home & Life revenue for the quarter was $107 million, up 35% year-on-year

●	Gross margin of 67% driven by the one-time financial impact of selling through lower cost inventory purchased prior to 2022

Results on a GAAP basis:

●	GAAP gross margin was 67%

●	GAAP R&D expenses were $78 million

●	GAAP SG&A expenses were $45 million

●	GAAP operating income as a percentage of revenue was 14.4%

●	GAAP diluted earnings per share were $0.58

Results on a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, and certain other items as set forth in the reconciliation tables were as follows:

●	Non-GAAP gross margin was 67%

●	Non-GAAP R&D expenses were $63 million

●	Non-GAAP SG&A expenses were $36 million

●	Non-GAAP operating income as a percentage of revenue was 24.3%

●	Non-GAAP diluted earnings per share were $1.05

Business Highlights

●	Announced and shipped initial samples of the xG24 family of SoCs, which support Matter and bring AI/ML acceleration to battery-powered edge devices. Initial customer response has been strong. The Alpha program sold out with participants representing a range of Smart Home and Industrial applications. For example,

o	SensiML is using the xG24’s built-in machine learning accelerator to enable new IoT edge AI/ML applications for their customers. Together, SensiML and Silicon Labs are developing a proof-of-concept demonstration showing door locks using machine learning in audio sensors to detect and distinguish relatively subtle acoustic events to strengthen home security.

o	Tuya selected the MG24 to be part of its Tuya IoT development platform to offer a Matter-ready solution with the computing power and RAM needed for the sophisticated systems its customers are designing. More than 510,000 developers use the Tuya platform and Tuya-powered smart devices are sold through 100,000 sales channels worldwide.

o	Viessman, a global provider of heating and refrigeration systems, selected MG24 for its low current consumption, which makes it possible to introduce battery-powered heating and refrigeration products for flexible deployments within industrial settings.

●	The xG24 performed very well on the important MLCommons Machine Learning and Inference Performance benchmark. With integrated AI/ML hardware acceleration, the xG24 SoCs provided up to 4x faster processing with up to 6x lower power consumption for machine learning workloads. This means even ultra-low-power wireless IoT devices can now be enhanced with machine learning capabilities.

“The xG24 family is just the latest in an impressive line-up of solutions built on our Series 2 platform,” said Johnson. “With Series 2, we’ve been able to increase our R&D efficiency and deliver new products faster, and the market response has been fantastic. Sales of Series 1-based products have been strong. Series 2 sales have taken off even faster, and we have several more Series 2-based products on the horizon.”

●	Repurchased $250 million of the company’s shares in the open market thus far in 2022, resulting in the retirement of 1.76 million shares, and the company’s board of directors approved repurchases of up to an additional $350 million of the company’s common stock through the end of 2022.

Business Outlook

The company expects second quarter revenue to be in the range of $245 to $255 million. The company also estimates the following results:

On a GAAP basis:

●	GAAP gross margin of approximately 60.9%

●	GAAP operating expenses of approximately $129 million

●	GAAP effective tax rate of approximately 33%

●	GAAP diluted earnings per share to be between $0.37 to $0.47

On a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, and certain other items as set forth in the reconciliation tables:

●	Non-GAAP gross margin of approximately 61%

●	Non-GAAP operating expenses of approximately $107 million

●	Non-GAAP effective tax rate of approximately 26%

●	Non-GAAP diluted earnings per share between $0.85 to $0.95

Earnings Webcast and Conference Call

Silicon Labs will host an earnings conference call to discuss the quarterly results and answer questions at 7:30 am CDT today. An audio webcast will be available on Silicon Labs’ website (www.silabs.com) under Investor Relations. In addition, the company will post an audio recording of the event at silabs.com/investors and make a replay available through May 4, 2022, online or by calling (877) 344-7529 (US) or (412) 317-0088 (international) and entering access code 1597850.

About Silicon Labs

Silicon Labs (NASDAQ: SLAB) is a leader in secure, intelligent wireless technology for a more connected world. Our integrated hardware and software platform, intuitive development tools, thriving ecosystem, and robust support make us an ideal long-term partner in building advanced industrial, commercial, home and life applications. We make it easy for developers to solve complex wireless challenges throughout the product lifecycle and get to market quickly with innovative solutions that transform industries, grow economies, and improve lives. silabs.com

Forward-Looking Statements

This press release contains forward-looking statements based on Silicon Labs’ current expectations. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “plan,” “project,” “will,” and similar phrases as they relate to Silicon Labs are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silicon Labs and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: the timing and scope of anticipated share repurchases, and/or dividends; the impact of COVID-19 on the U.S. and global economy, including the restrictions on travel and transportation and other actions taken by governmental authorities and disruptions to the business of our customers or our global supply chain that have occurred or may occur in the future, the ongoing impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs; risks that Silicon Labs may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; difficulties developing new products that achieve market acceptance; risks associated with international activities (including trade barriers, particularly with respect to China); intellectual property litigation risks; risks associated with acquisitions and divestitures; product liability risks; difficulties managing and/or obtaining sufficient supply from Silicon Labs’ distributors, manufacturers and subcontractors; dependence on a limited number of products; absence of long-term commitments from customers; inventory-related risks; difficulties managing international activities; risks that Silicon Labs may not be able to manage strains associated with its growth; credit risks associated with its accounts receivable; dependence on key personnel; stock price volatility; geographic concentration of manufacturers, assemblers, test service providers and customers in Asia that subjects Silicon Labs’ business and results of operations to risks of natural disasters, epidemics or pandemics, war and political unrest, including risks that demand and the supply chain may be adversely affected by military conflict (including between Russia and Ukraine), terrorism, sanctions or other geopolitical events globally; debt-related risks; capital-raising risks; the competitive and cyclical nature of the semiconductor industry; average selling prices of products may decrease significantly and rapidly; information technology risks; cyber-attacks against Silicon Labs’ products and its networks and other factors that are detailed in the SEC filings of Silicon Laboratories Inc. The level of share repurchases and/or dividends depends on market conditions and the level of other uses of cash. Silicon Labs disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. References in this press release to Silicon Labs shall mean Silicon Laboratories Inc.

Note to editors: Silicon Laboratories, Silicon Labs, the “S” symbol, and the Silicon Labs logo are trademarks of Silicon Laboratories Inc. All other product names noted herein may be trademarks of their respective holders.

CONTACT: Giovanni Pacelli, Senior Director of Finance, (512) 815-2119,

investor.relations@silabs.com

Silicon Laboratories Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	April 2, 2022	April 3, 2021
Revenues	$233,814	$157,857
Cost of revenues	78,042	66,103
Gross profit	155,772	91,754
Operating expenses:
Research and development	77,542	64,015
Selling, general and administrative	44,647	42,454
Operating expenses	122,189	106,469
Operating income (loss)	33,583	(14,715)
Other income (expense):
Interest income and other, net	1,499	1,149
Interest expense	(1,680)	(11,324)
Income (loss) from continuing operations before income taxes	33,402	(24,890)
Provision for income taxes	11,689	1,992
Equity-method earnings	1,194	1,726
Income (loss) from continuing operations	22,907	(25,156)
Income from discontinued operations, net of income taxes	--	38,665

Net income	$22,907	$13,509

Basic earnings (loss) per share:
Continuing operations	$0.60	$(0.57)
Net income	$0.60	$0.31

Diluted earnings (loss) per share:
Continuing operations	$0.58	$(0.57)
Net income	$0.58	$0.29

Weighted-average common shares outstanding:
Basic	38,003	44,160
Diluted	39,523	45,832

Non-GAAP Financial Measurements

In addition to the GAAP results provided throughout this document, Silicon Labs has provided non-GAAP financial measurements on a basis excluding non-cash and other charges and benefits. Details of these excluded items are presented in the tables below, which reconcile the GAAP results to non-GAAP financial measurements.

The non-GAAP financial measurements do not replace the presentation of Silicon Labs’ GAAP financial results. These measurements provide supplemental information to assist management and investors in analyzing Silicon Labs’ financial position and results of operations. Silicon Labs has chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core on-going operations.

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

	Three Months Ended April 2, 2022
Non-GAAP Income Statement Items	GAAP Measure	GAAP Percent of Revenue	Stock Compensation Expense	Intangible Asset Amortization	Non- GAAP Measure	Non-GAAP Percent of Revenue
Revenues	$233,814

Gross profit	155,772	66.6%	$272	$--	$156,044	66.7%

Research and development	77,542	33.2%	6,991	7,570	62,981	26.9%

Selling, general and administrative	44,647	19.0%	5,613	2,781	36,253	15.5%

Operating income	33,583	14.4%	12,876	10,351	56,810	24.3%

	Three Months Ended April 2, 2022
Non-GAAP Earnings Per Share	GAAP Measure	Stock Compensation Expense*	Intangible Asset Amortization*	Equity-Method Investment Adjustments*	Income Tax Adjustments	Non- GAAP Measure
Net income	$22,907	$12,876	$10,351	$(1,194)	$(3,410)	$41,530

Diluted shares outstanding	39,523					39,523

Diluted earnings per share	0.58					1.05

* Represents pre-tax amounts

Unaudited Forward-Looking Statements Regarding Business Outlook

(In millions, except per share data)

	Three Months Ending July 2, 2022
Business Outlook	GAAP Measure	Non-GAAP Adjustments*	Non-GAAP Measure
Gross margin	60.9%	0.1%	61%

Operating expenses	$129	$(22)	$107

Effective tax rate	33%	(7)%	26%

Diluted earnings per share - low	$0.37	$0.48	$0.85

Diluted earnings per share - high	$0.47	$0.48	$0.95

* Non-GAAP adjustments include the following estimates: stock compensation expense of $13.9 million, intangible asset amortization of $8.8 million and the associated tax impact from the aforementioned items.

Silicon Laboratories Inc.

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	April 2, 2022	January 1, 2022
Assets
Current assets:
Cash and cash equivalents	$765,911	$1,074,623
Short-term investments	1,167,807	964,582
Accounts receivable, net	79,233	98,313
Inventories	55,515	49,307
Prepaid expenses and other current assets	54,932	51,748
Total current assets	2,123,398	2,238,573
Property and equipment, net	147,940	146,516
Goodwill	376,389	376,389
Other intangible assets, net	108,627	118,978
Other assets, net	87,408	77,839
Total assets	$2,843,762	$2,958,295

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$64,388	$47,327
Current portion of convertible debt, net	--	450,599
Deferred revenue and returns liability	21,640	13,849
Other current liabilities	160,180	157,052
Total current liabilities	246,208	668,827
Convertible debt, net	528,086	--
Other non-current liabilities	61,813	77,044
Total liabilities	836,107	745,871
Commitments and contingencies
Stockholders’ equity:
Preferred stock – $0.0001 par value; 10,000 shares authorized; no shares issued	--	--
Common stock – $0.0001 par value; 250,000 shares authorized; 37,204 and 38,481 shares issued and outstanding at April 2, 2022 and January 1, 2022, respectively	4	4
Retained earnings	2,018,117	2,214,839
Accumulated other comprehensive loss	(10,466)	(2,419)
Total stockholders’ equity	2,007,655	2,212,424
Total liabilities and stockholders’ equity	$2,843,762	$2,958,295

Silicon Laboratories Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	April 2, 2022	April 3, 2021
Operating Activities
Net income	$22,907	$13,509
Adjustments to reconcile net income to cash provided by (used in) operating activities of continuing operations:
Income from discontinued operations, net of income taxes	--	(38,665)
Depreciation of property and equipment	5,156	4,108
Amortization of other intangible assets	10,351	11,451
Amortization of debt discount and debt issuance costs	496	6,456
Loss on extinguishment of convertible debt	--	3,370
Stock-based compensation expense	12,875	11,368
Equity-method earnings	(1,194)	(1,726)
Deferred income taxes	(4,202)	(3,197)
Changes in operating assets and liabilities:
Accounts receivable	19,080	(8,530)
Inventories	(6,215)	(4,908)
Prepaid expenses and other assets	1,704	(12,735)
Accounts payable	8,932	14,116
Other current liabilities and income taxes	8,345	(13,432)
Deferred revenue and returns liability	7,791	463
Other non-current liabilities	(817)	(1,972)
Net cash provided by (used in) operating activities of continuing operations	85,209	(20,324)

Investing Activities
Purchases of marketable securities	(435,690)	(8,251)
Sales of marketable securities	9,106	121,557
Maturities of marketable securities	213,750	39,835
Purchases of property and equipment	(4,554)	(5,705)
Purchases of other assets	--	(578)
Net cash provided by (used in) investing activities of continuing operations	(217,388)	146,858

Financing Activities
Payments on debt	--	(140,572)
Repurchases of common stock	(157,778)	--
Payment of taxes withheld for vested stock awards	(8,755)	(17,817)
Net cash used in financing activities of continuing operations	(166,533)	(158,389)

Discontinued Operations
Operating activities	(10,000)	34,827
Investing activities	--	(468)
Net cash provided by (used in) discontinued operations	(10,000)	34,359

Increase (decrease) in cash and cash equivalents	(308,712)	2,504
Cash and cash equivalents at beginning of period	1,074,623	202,720
Cash and cash equivalents at end of period	$765,911	$205,224